UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2012

USA GRAPHITE INC.

(Exact name of registrant as specified in charter)

Nevada	000-52044	20-3936186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd., #3550, Las Vegas, Nevada	89107
(Address of principal executive offices)	(Zip Code)

(603) 525-3380

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2012, USA Graphite Inc. (the “Company”) filed a Certificate of Amendment with the Nevada Secretary of State amending the Company’s authorized capital as follows:

(1)               Authorizing 800,000,000 common shares, par value $0.001 per share (an increase to the number of authorized common shares from the 175,000,000 common shares, par value $0.001 per share,  previously authorized); and

(2)               10,000,000 preferred shares, par value $0.001 per share (an increase to the number of authorized preferred shares as none were previously authorized).

The above amendments to the Company’s Articles of Incorporation were approved by written consent of a majority of the Company’s shareholders on August 23, 2012.

Item 9.01.        Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
99.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA GRAPHITE INC.

Date: August 29, 2012	By	/s/ Patrick DeBlois
Patrick DeBlois, President